POWERSHARES EXCHANGE-TRADED FUND TRUST II

SUPPLEMENT DATED MAY 8, 2014 TO THE

SUMMARY PROSPECTUS DATED FEBRUARY 28, 2014 OF:

PowerShares S&P Emerging Markets High Beta Portfolio

•	Effective immediately, the table in the section titled “Average Annual Total Returns for the Periods Ended December 31, 2013” on page 3 is deleted and replaced with the following:

	1 Year	Since Inception (02/24/12)
Return Before Taxes	(12.71)%	(8.85)%
Return After Taxes on Distributions	(13.12)%	(9.14)%
Return After Taxes on Distributions and Sale of Fund Shares	(6.93)%	(6.58)%
S&P BMI Emerging Markets High Beta Index™ (Net) (reflects invested dividends net of withholding taxes, but reflects no deductions for fees, expenses or other taxes)	(11.43)%	(8.28)%
MSCI Emerging Markets IndexSM (Net) (reflects invested dividends net of withholding taxes, but reflects no deductions for fees, expenses or other taxes)	(2.60)%	(0.72)%

Please Retain This Supplement For Future Reference.

P-EEHB-SUMPRO-1 SUP-2 050814